IBM Business Partner Agreement
Authorized Assembler Attachment

These  terms are in  addition  to and  prevail  over the  terms of the  Solution
Provider  Attachment  and  Distributor  Attachment,   as  applicable,   and  the
Remarketer Terms Attachment.

By signing this Attachment you accept its terms.

We approve you as our Authorized Assembler 1) to assemble and test (according to our specifications) Approved Products and 2) as our Distributor to market Approved Products to IBM Remarketers specifically approved for the Products or,
3) as our Solution Provider to market Products to End Users. Unless we specify otherwise, your Related Companies are not authorized to assemble and test Approved Products.

As our Authorized Assembler you must have and maintain ISO 9000 Certification.

We will specify in the Authorized Assembler Exhibit, additional terms such as those regarding Approved Products, such as inspection and packaging requirements and our returns process. We will also list approved Components in the Authorized Assembler Exhibit. We will notify you if we withdraw any ISUs or Components from marketing. If we do so, you agree that upon the effective date of the withdrawal you will no longer use such ISUs or Components in the assembly and testing of Approved Products.

We will specify in a document we call an Authorized Assembler Operations Guide (Operations Guide), processes and guidelines for the assembly and testing of Approved Products, such as those regarding quality control or requirements, such as the minimum number of trained personnel and pre-assembly certification which must be met at each Authorized Location.

-------------------------------------------------------------------------------
Both of us agree that the complete agreement between us about this relationship consists of this Attachment and the IBM Business Partner Agreement.

Agreed to:                                         Agreed to:
PINACOR, INC.                                      International Business
                                                   Machines Corporation

By  /s/ Shelly Bodine                              By

-------------------------------------------------------------------------------
   Authorized signature                            Authorized signature

Name (type or print)  Shelly Bodine,               Name (type or print)
V.P. Purchasing

Date:                                              Date:

IBM Business Partner number: 1006951

IBM Business Partner address:                      IBM address:
   3001 SOUTH PRIEST, MS#46                        4111 NORTHSIDE PARKWAY
   TEMPE, AZ 85282                                 ATLANTA, GA 30327

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After signing,  please return a copy of this Attachment to the IBM address shown above.

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I.      Definitions

        Approved Products -means the IBM Products you configure, assemble, and test from an ISU and Components, according to our specifications. The terms of the Agreement regarding a Product also apply to an Approved Product.

        Components means the IBM Machine parts (such as hard files, memory, and adapter cards), miscellaneous assembly parts (such as screws, brackets, and cables), and product ship groups (such as publications and power cords) we specify. The terms of the Agreement regarding a Machine also apply to a Component.

        Incomplete System Unit (called "ISU") means the partially assembled IBM system unit we identify in the Exhibit, from which an Approved Product is to be configured. The terms of the Agreement regarding a Machine also apply to an ISU.

        Program Tool means any program we provide for testing purposes (such as diagnostics code or virus-protection programs), and any preload-enabling code we provide.

2.      Allocation and Ordering

        Unless we specify otherwise in the Authorized Assembler Exhibit, you agree to:

        1. provide us, on a monthly basis, a report of your current on-hand inventory and a forecast of your requirements for the next four months (or otherwise upon our request), for ISU's and Components; and

        2. order only the ISUs, Components and/or upgrade features as we describe in the Authorized Assembler Exhibit.

3.    Assembly and Testing

        We will:

        1. provide initial training for your personnel, as we specify in our assembly and testing processes included in the Operations Guide; and

        2. certify each of your Authorized Locations upon your establishing their compliance with (a) our assembly, testing, and associated processes, (including handling of any Program or return of Components or ISUs), and (b) maintaining the minimum number of trained personnel we specify.

        You agree to:

        1. assemble and test Approved Products using new or used ISUs and Components provided by us under the terms of this Attachment. You may not assemble Approved Products using ISUs or Components that were used by you in any manner or were acquired from any other source, including a trade-in. An Approved Product returned to you must be treated as a used machine unless you can establish that the Approved Product had not been installed;

        2. ship-only Approved Products in the original IBM Incomplete System unit packaging;

        3. meet the certification requirements we specify in the Operations Guide, including maintaining a minimum number of IBM-trained assembly technicians at each Authorized Location, as we specify in the Product Approval Section of this Attachment;

        4. create an assembly record, as we specify in the Operations Guide, for each Approved Product in the format we specify and provide it to us promptly;

        5. include, in unmodified form, all publications, license agreements, certificates of authenticity, labels, and ship groups with each Approved Product, as we describe in the Authorized Assembler Exhibit;

        6.     make copies of the Authorized  Assembler Exhibit,  and allow your
               personnel  to  use  such  copies,   only  as  necessary  for  the
               performance of your responsibilities under this Attachment;

        7.     assemble and test Approved Products only at Authorized Locations;

        8.     provide   on-going   assembly  and  testing   training  to  your
               personnel, as we specify;

        9. acquire and maintain any tools and other equipment necessary to perform our assembly and testing processes;


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

        10. unless we specify otherwise in the Authorized Assembler Exhibit, use IBM ISUs and Components only as described in this Attachment. You may not, for example, distribute or resell ISU's. However, you may sell Components when they are part of an IBM specified configuration for a field installed feature conversion that is not deemed a 'Returned Parts Feature Conversion';

        11. ensure that each Approved Product and its carton have labels that indicate the Approved Product may contain used parts; and

        12. conspicuously mark the outside of the shipping container and to label the Approved Product, as we specify in the Authorized
               Assembler Exhibit, to identify the Approved Product as having been assembled according to our specifications by an IBM Authorized Assembler.

        You represent and warrant that an Approved Product will be free from defects in your workmanship under normal use and operation, for the duration of the applicable warranty.

4.      Program Tools

        Grant of License

        A Program Tool is owned by International Business Machines Corporation or one of its subsidiaries or an IBM Supplier, and is copyrighted and licensed, not sold. We grant you a nonexclusive, nontransferable license to use a Program Tool only in the assembly and testing of Approved Products. You may make one copy of a Program Tool for backup purposes. No other rights under this license are granted.

        You may not, for example, do any of the following:

        1. use or copy a Program Tool, except as provided in this Attachment-

        2. modify or merge a Program Tool;

        3. reverse assemble, reverse compile, or otherwise translate a Program Tool;

        4. sublicense or assign the license for a Program Tool; or

        5. distribute a Program Tool to any third party.

        No Warranty

        SUBJECT TO ANY STATUTORY WARRANTIES WHICH CANNOT BE EXCLUDED, IBM MAKES NO WARRANTIES OR CONDITIONS EITHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, WARRANTIES OF NON-INFRINGEMENT AND THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, CONCERNING THE FUNCTION, PERFORMANCE OR DOCUMENTATION FOR A PROGRAM TOOL.

        This exclusion also applies to any of our subcontractors, suppliers or program developers (collectively called "Suppliers").

        Responsibilities

        For each Authorized Location, we will provide you (electronically, on media or otherwise) with a single copy of each Program Tool we specify, in the Authorized Assembler Exhibit.

        You agree to:

        1. for a Program Tool licensed under the terms of a third-party agreement, execute that agreement and comply with its terms;

        2. not remove any identification code that may be placed on a Program Tool by us; and

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

        3. make payments, if any, due for any additional programs or other code you add.

5.      Quality, Reliability, and Safety

        We will, prior to including a Machine type/model or specified feature conversion configuration in the Authorized Assembler Exhibit as an Approved Product, test the standard configurations of such Machine type/model and specified feature conversion, as applicable, to ensure that it meets the quality, reliability and safety specifications, including FCC, UL and other specifications, set out in the Operations Guide. If you make any alterations or attachments to the standard configurations, you are responsible for ensuring compliance with these specifications.

        You agree:

        1.      upon our  request,  to  immediately  stop  assembly  of Approved
                Products;

        2.      to  comply  with  our  recall  process,  if  any,  for  Approved
                Products;

        3. not to modify or alter the subassemblies (such as power supplies, processors, planars) or other mechanical subassemblies of any Component or ISU;

        4. to identify the additional IBM components, if any, added to an Approved Product, in the electronic assembly record and identify any non-IBM components;

        5. not to use any ozone-depleting substances in your assembly and testing processes;

        6. to comply with all environmental laws and regulations regarding the disposal of materials used in assembly and test processes;

        7. to make any changes and improvements we identify as a result of periodic audits of your processes and compliance with the terms of the Agreement;

        8. if an IBM service representative determines that failure of an Approved Product is due to poor workmanship or noncompliance with our specifications, to reimburse us for any expenses we incur to correct the deficiency or noncompliance;

        9. to track data on failure rates in the assembly process and to provide this data to us, as we specify in the Authorized Assembler Exhibit;

        10. provide us with sufficient, free, and safe access to your facilities, at a mutually-convenient time, for us (or an independent auditor) to audit your compliance with our assembly and testing processes. You also agree to provide sufficient, free and safe access to your facilities to any agency or entity that is necessary to obtain or maintain any required certification or approval;

        11. to allow us, at our discretion and at any time to remove an in-process or completed Approved Product from your Authorized Location so that we may perform our own testing;

        12. to establish a Quality Management System, as we specify in the Operations Guide; and

        13.     to  establish  an   Electrostatic   Discharge  (ESD)  protection
                program, as we specify in the Operations Guide.

                You represent and warrant that an Approved Product will fully comply with all functional, quality, and reliability specifications or standards set out in the Operations Guide including all FCC, UL and those for consumer product safety.

6.      Marketing of Approved Products

        You agree:

        1.     to specify in all bids and proposals you provide;

               a. that an Approved Product will be assembled by you according to our specifications; and


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

               b. the appropriate warranty terms as described in the exhibit, for the Approved Product and any additional components;

        2. to specify in all invoices you provide, the serial number of the ISU, all feature codes of the Components, and any additional components, as applicable, included in the Approved Product, including a clear and conspicuous reference to the manufacturer of any additional components and that the Approved Products were assembled by you according to our specifications;

        3. to comply with all applicable laws and regulations in marketing Approved Products that have "used" content;

        4.     that Approved Products you assemble:

               a. will count towards your minimum attainment requirements;

               b.  will  qualify  for  business   development  fund  and  other
               marketing   programs  unless   specifically   excluded  in  such
               marketing program announcements; and

               c. are eligible Products under the terms of the North American Marketing Attachment for Distributors and the North American
               Marketing Attachment if indicated as eligible in the IBM Business Partner Exhibit and installed as part of a RS/6000 System; and

        5. not to place Approved Products under an IBM Business partner Trial Program.

        You may use Approved Products to fulfill your or your Remarketer's, as applicable, internal use and demonstration Machine requirements. You agree to advise us of all such transactions. We will adjust our discount to you accordingly. However, since the original intent is your resale of Approved Products, IBM does not charge you, and is not responsible for charging you, a sales tax on the Approved Products which are subsequently used for internal use or demonstration purposes by you, or your Remarketer if applicable. It is your responsibility to self assess any use tax that may apply for Approved Products taken out of inventory for internal use or demonstration purposes.

7.      Prices

        For an ISU, we will invoice you a net price equal to our list price for that model configuration, less 1) the price of the agreed-to removed components (listed in the Authorized Assembler Exhibit) and 2) your applicable discount. We will apply such discount to your purchase of Components, as well as configured Machines.

        In the event that the price of a Component corresponding to a standard, specify or select feature of an Approved Product changes, and the related price of the Approved Product does not change accordingly, we reserve the right to adjust the price of an ISU so that the combined price of the ISU and Component is equal to the price of the Approved Product.

        When this results in a price increase for the ISU, we will charge you an amount equal to the difference between the new ISU and the previous ISU price, less your Remarketer discount, for any affected ISUs in your inventory. Otherwise, all the terms of the Agreement relating to a price increase or decrease apply.

        For Preloaded Programs, we will invoice you a net price equal to our list price for such Programs less your applicable discount.

8.      Returns

        We accept returns of ISUs and Components and configured Machines acquired under the terms of this Attachment:

        1. under the inventory adjustment terms of the Agreement. They must be returned in their original, unopened containers. No open-box returns will be accepted; or

        2. if they fail during the assembly and testing process. You agree to return to us, subject to our authorization, the failed parts along with failure documentation, as we specify. Upon our receipt of the ISU. or Component and verification of the failure, we will issue a credit to you. You may choose to (a) purchase a replacement for the failed item, in which case the credit issued will not apply toward your inventory adjustment category limit, or (b)


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

        notify us of your intent to include the defective part as a returned item under the inventory adjustment terms of the Agreement.

        Once assembled and tested, an Approved Product may not be returned.

9.      Ownership and License

        We own all intellectual property rights (including ownership of copyright) in and to the design, developed under our direction and at our expense, of 1) the Approved Products and 2) the processes used or developed to assemble and test Approved Products.

        We grant you a revocable, nonexclusive, nontransferable, paid-up, limited license to such designs to enable you to, solely in the performance of your responsibilities under the Agreement:

        1.     assemble, use for testing purposes, the Approved Products; and

        2.     use,  in  connection   with  the  assembly,   testing,   sale  or
               distribution of Approved Products, the Approved Product name and its associated trademark.

10.       Indemnification

        In addition to the damages for which you are liable under law and the terms of the Agreement, you will defend, indemnify and hold us harmless from all fines, claims, and expenses of any kind (including reasonable attorney's fees and expenses) arising from or connected with:

        1. allegations that you have violated or otherwise failed to comply with any applicable law, ordinance, rule or regulation in the performance of your obligations under this Attachment;

        2. any breach, default, or noncompliance by you related to your representations, warranties or obligations under this Attachment;

        3. alteration or modification by you of any Program Tool, whether we approved of such alteration or modification or not;

        4. modification by you of any assembly or test process, agency compliance requirement, or other specifications contained in the Authorized Assembler Exhibit or the Operations Guide, as appropriate; and

        5.     unauthorized use or distribution of Program Tools by you.

11.      Term and Termination

        This Attachment becomes effective on the date it is agreed to by us and will remain in effect for the contract period duration specified in your Profile, unless terminated earlier by either of us under the terms of this Section.

        This Attachment will end if your Distributor or Solution Provider relationship, as applicable, ends.

        Either of us may terminate this Attachment, with or without cause, on three months' written notice. The following are examples of a breach of a material term for which we may terminate this Attachment immediately: if you do not 1) comply with our assembly and testing specifications, or
        2) maintain the required number of trained personnel.

        In the event that notice of termination is given, we may 1) reject any or all orders received from you after such notice and prior to the effective date of termination or 2) limit shipments during this period. In addition, as of the date the notice of termination is given, we may discontinue extension of any pricing terms previously made available to you.

        When this Attachment ends, you agree to sell to us, at the price you paid us, all new and unused ISUs and Components in your inventory including associated documentation, in your possession or control.

12.     Product Approval

        Products                            Yes/No              Minimum number


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

                                                              of IBM Trained
                                                         assembly technicians by
                                                          Authorized Locations

RS/6000                     Yes                                  2
-------------------------------

STORAGE SYSTEMS             No                                   1
-------------------------------

13.         Authorized Locations

        3001 South Priest Drive

        -----------------------
        Tempe, AZ  85282
        -----------------


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